Euronet Worldwide, Inc. November 21, 2006 Presenters Michael J. Brown, Chairman & CEO Jeffrey B. Newman, EVP & General Counsel Rick L. Weller, EVP & CFO AND Juan C. Bianchi, President & CEO of RIA Envia, Inc.

Euronet Worldwide, Inc. Forward-Looking Statements Statements, contained within this presentation, which concern Euronet's or its management's intentions, expectations, or predictions of future performance, are forward-looking statements. Euronet's actual results may vary materially from those anticipated in such forward-looking statements as a result of a number of factors, including: technological developments affecting the market for the Company's products and services; foreign exchange fluctuations; and changes in laws and regulations affecting the Company's business. These risks and other risks are described in the Company's filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Copies of these filings may be obtained by contacting the Company or the SEC. Euronet does not intend to update these forward-looking statements and undertakes no duty to any person to provide any such update under any circumstances. RIA Financial Information All financial information included in this presentation concerning Ria Envia, Inc. is based on unaudited financial information provided to Euronet by Ria Envia. Ria Envia's historical performance is not necessarily indicative of its future performance.

Defined Terms Unless specifically noted otherwise within this presentation, the following terms are hereby defined as follows: Adjusted EBITDA Operating Income, excluding the effect of depreciation, amortization and share- based compensation expense. Adjusted Earnings per share (EPS*) Fully diluted earnings per share, as defined by Generally Accepted Accounting Principles (GAAP), but excluding the effect of foreign exchange gains and losses, share-based compensation, discontinued operations and early retirement of debt. See reconciliation of non-GAAP items in the attached supplemental data.

Outline for Today's Call Transaction Overview Who is RIA? Why RIA? Consideration Euronet Now Summary

Introduction Euronet has agreed to acquire 100% of RIA Envia, Inc., the third-largest global money transfer company based on market share Acquisition will allow Euronet to expand its presence in the high-growth money transfer sector and capitalize on its worldwide operations The transaction is expected to close in 1Q07 or 2Q07, subject to receipt of regulatory approvals, closing conditions and holdback mechanisms. Transaction Overview

RIA Highlights Founded in 1987, RIA is the third-largest global money transfer company in the world based on market share Holds approximately 8% and 2% of the domestic and global money transfer market, respectively 10,000+ agents, 98 company-owned stores and 32,000+ correspondent locations Offers money transfer - both domestic and international, foreign currency exchange, money orders, bill payment and check cashing services Originates money transfers in 13 countries with delivery to 82 countries Transaction Overview

Strategic Fit Third-largest global money transfer company based on market share Significant global market growth opportunity Very strong cash flow generation Strong alignment of Euronet and RIA markets Leverage RIA's 10,000+ agents and 98 stores to sell prepaid products Expansion of RIA's 10,000+ agents by leveraging Euronet's 150,000+ prepaid top-up retail locations Leverage Euronet's patent and banking relationships in Central and Eastern Europe, India and China to expand RIA payout network High quality management team with deep industry experience Transaction Overview

Consideration Acquisition of 100% of RIA Envia, Inc. capital stock for: $380 million cash $200 million cash on hand $180 million 7-year term loan $110 million equity $110 million Euronet common stock 7.9% of total diluted shares* Contingent Value Rights and Stock Appreciation Rights on $100 million of the $110 million equity consideration Offers upside features to the sellers * Based on Nov. 20, 2006 closing stock price Transaction Overview

Outline Transaction Overview Who is RIA? Why RIA? Consideration Euronet Now Summary

RIA Facts Third-largest global money transfer business based on market share with 19-year history Processes $4.5 billion in money transfers annually Licensed to operate in 48 U.S. states and 13 countries Originates money transfers in 13 countries (U.S., U.K., Ireland, Spain, Italy, France, Germany, Australia, Sweden, Puerto Rico, Canada, Dominican Republic and Switzerland) Licenses pending in Belgium and Greece Sends remittances to 82 countries Top remittance destinations: Mexico, Central America, South America, the Caribbean, Asia, Europe and Africa Operates under the following highly recognizable brands: Ria Money Transfer, RIA Envia, AFEX Money Express and Kim Phu Money Transfer Who is RIA?

RIA: Global Brand Who is RIA?

RIA Agent Locations Who is RIA? Agents operate convenience stores, bodegas, multi-service shops and phone centers located in ethnic neighborhoods where demand for money transfer services is highest

RIA Company-Owned Store Locations Who is RIA? Locations U.S.: 66 Europe: 15 Puerto Rico: 12 Other: 5 RIA stores allow easy access into new markets Cost to open a store ranges from $75K to $175K, depending on market Stores provide ability to send and receive transfers and provide other products (check cashing, foreign currency exchange, money orders, bill payments) Highly profitable - Euronet may significantly expand company-owned store presence given the similarity of operating markets between RIA and Euronet Milan Madrid London Berlin

Outline Transaction Overview Who is RIA? Why RIA? Consideration Euronet Now Summary

Global Money Transfer Market Opportunity 2005 money transfer market value: $256 billion Market growth: 10% annually Largest money transfer market: Latin American & Caribbean accounted for approximately $54 billion in 2005 and has grown 19% annually over the last three years Nearly 75% of the $54 billion came from the U.S. Mexico continues to be the top recipient of remittances in Latin America with approximately $20 billion transaction volume Leading global money transfer companies have captured less than 25% of the market; significant market share remains for quality, well capitalized and organized competitors An estimated 28% of the U.S. adult population is unbanked New corridors in Central & Eastern Europe, India, China and other high volume opportunities Why RIA? [Source: Celent Communications, 2005.]

Global Market Opportunity Global Money Transfer Volume CAGR = 10% $US Billion Why RIA? [Source: Celent Communications, 2005.]

Why RIA? It is a powerful combination of a leading multi-national agent network having strong consumer brands with a leading international-based secure transaction processor having extensive global banking and retailer relationships Strong consumer overlap of prepaid products, bill payment and money transfer services Match-up of operating countries Leverage world-class compliance capabilities in a tightening worldwide regulatory environment Market leading position with global footprint Highly experienced and entrepreneurial management team Scalable multi-language/multi-currency transaction processing platform Focus on one of the fastest growing global products in some of the fastest expanding global markets (China, India and Central & Eastern Europe) Why RIA?

RIA Growth History Revenue (unaudited $ in millions) CAGR = 20% Why RIA? EBITDA CAGR = 38% (unaudited $ in millions)

Opportunity to Leverage Euronet's Banking Relationships Top 10 Remittance Destinations (2005) $US Billion Why RIA? Euronet Presence RIA Presence [Source: Wall Street research.] Neither Has Presence Significant opportunities exist to leverage Euronet's banking relationships to expand payout networks in destination markets

Strong Combined Presence in Top Markets Top 10 Remittance Origination (2003) $US Billion Why RIA? Neither Has Presence [Source: International Monetary Fund.] Euronet Presence RIA Presence Euronet & RIA Has Presence Combined, Ria and Euronet have significant operations in most of the top remittance markets worldwide to take advantage of: Ria owned licenses Underdeveloped International markets Higher margins

Global Market Opportunity Strong potential to take market share from informal and other money transfer networks Regulatory environment is putting pressure on informal/ small networks Why RIA? [Source: Citigroup Investment Research and Ria unaudited financial information.]

France Geographical Overlay of Sending Countries US Australia UK Spain Canada Dominican Republic Sweden Switzerland Belgium* Ireland Euronet RIA (Agent Locations) Overlay * Denotes pending money transfer licenses Why RIA? Puerto Rico Italy Germany Greece* India China

Scalable Operations Agent / Company-owned store model Scalable server-based technology platform Processes worldwide transactions through single platform Platform designed to accommodate multiple languages and multiple currencies Strong regulatory compliance (domestically and internationally) Experienced multi-national management team Why RIA?

High Quality Management Team Members of RIA's Executive Team have an average of 10 years experience in the Money Transfer Industry Juan Bianchi President & Chief Executive Officer Has been with AFEX since 1991 Manages day-to-day operations Has 14 years of industry experience Director of RIA Europe Joined in 1999, coordinated market entry into England, France, Germany, Ireland, Sweden and Switzerland and pending entry into Belgium and Greece Has 7 years of industry experience Chief Compliance Officer Joined in 2005 Prior work experience included KYC Compliance Officer at JP Morgan and Chief Compliance Officer at Envios R.D. CPA and CML Has 10 years of industry experience Director of Worldwide Sales Joined in 1998, managed RIA's Spanish operations Led RIA's East Coast expansion Has 8 years of industry experience Operations Manager Joined the Company in 1998, manages day-to- day operations of call centers, customer service and transaction processing Has 9 years of industry experience Why RIA?

Cross Sell Opportunity RIA products available to Euronet's 150K+ Retail Locations Euronet products available to RIA's 10K agents and 98 stores Money transfer Money order Check cashing Prepaid debit cards Prepaid wireless Prepaid long- distance Prepaid gift mall cards Bill payment Prepaid debit cards Leverage each entity's respective products and agents/retailers Why RIA?

Synergistic Value

Why RIA?

Euronet 150,000+ Top-up Locations ~ 9,000 ATMS 60+ Bank Relationships 25 Operating Countries	Overlay Opportunity ★ → ★★★★ Better	RIA Money Transfer 10,000+ Agents 32,000+ Correspondents 13 Operating Countries
European, U.S. and Australian top-up operations	★★★★	U.S., European and Australian money transfer operations
Operating style – multi-national, entrepreneurial, retailer focus	★★★★	Operating Style – multi-national, entrepreneurial, retailer focus
Prepaid top-up products	★★★	Remittance products, domestic and international
ATM network and bank relationships	★★★	RIA payout network in 82 countries

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(India & Czech Republic) Expand Distribution Leverage Euronet's existing 60+ banking relations in Central/Eastern European, Indian and Chinese markets to expand money transfer distribution (Greece) (Romania, Austria, Serbia & Croatia) (India, Greece, Hungary, Czech Republic) (Poland) (Hungary) (Germany) (Poland) (Romania) (Czech Republic) (Poland & India) Why RIA? Example Relationships (Asia-Pacific Region) (India) (Bulgaria) (Bulgaria) (Serbia)

Limited Integration Risks Euronet 150,000+ locations One billion annual transactions $30 billion handled annually 25 countries Why RIA? RIA is a very profitable, stand-alone business in its own right - value comes from market growth rather than operational integration RIA's operations relatively less complex: RIA 10,000 locations 14 million annual transactions $4.5 billion handled annually 13 countries Euronet brings integration experience Consistent and stable leadership Integrated 14 acquisitions over the last 4 years Effective execution of e-pay integration: Relative size of RIA to Euronet is similar to e-pay's relative size to Euronet in 2003 The e-pay/Euronet combination had more complexity resulting from a combination of retailer-intensive business model with a business focused on banking relationships

Outline Transaction Overview Who is RIA? Why RIA? Consideration Euronet Now Summary

Consideration Acquisition of 100% of RIA Envia, Inc. capital stock for: $380 million cash $200 million cash on hand $180 million 7-year term loan $110 million equity $110 million Euronet common stock 7.9% of total diluted shares* Contingent Value Rights and Stock Appreciation Rights assuring sellers $20 million appreciation Offers upside features to the sellers * Based on Nov. 20, 2006 closing stock price Consideration

Bank commitment for: $180 million term loan 7-year maturity 1% annual payment requirement $50 million revolver with option to increase to $75 million Secured by shares of Euronet's subsidiaries and U.S. assets Financing Overview Consideration

Contingent Value Rights (CVRs) One CVR granted per share of Euronet common stock issued for $100 million of the $110 million value paid as equity consideration Matures 18 months after closing Payment: Zero if Euronet stock price at maturity is greater than 120% of closing stock price 20% of closing stock price if Euronet stock price at maturity is less than the closing stock price The difference between 120% of the closing price and the maturity price if Euronet's stock has not appreciated 20% at maturity Any payments made on SARs will reduce payments due on the CVRs Settled in Euronet shares on a net settlement basis, or cash, at the option of Euronet Consideration

Stock Appreciation Rights (SARs) One SAR per share of Euronet common stock issued for $100 million of the $110 million value paid as equity consideration Matures 18 months after closing Payment: Zero if Euronet stock price is less than the closing stock price The difference between the Euronet stock price on the exercise date and the closing stock price Settled in Euronet shares on a net settlement basis Consideration

Limited Dilutive Effect of CVRs and SARs Illustrative Payment on CVRs and SARs Total number of shares issued as equity consideration and as payments for CVRs and SARs will not exceed 19.9% of total diluted shares outstanding Consideration * Based on Nov. 20, 2006 closing stock price.

Outline Transaction Overview Who is RIA? Why RIA? Consideration Euronet Now Summary

View of What We Look Like Together Euronet Now (based on 3Q06 unaudited results) *CAGR denotes compounded annual growth rate assuming 3Q06 results annualized compared to Euronet's reported 2003 results

Pro Forma Capitalization (9/30/2006) Euronet Now

Transaction Expectations We expect: RIA to contribute between $25 million and $30 million of Adjusted EBITDA in 2007 2007's EPS* to be dilutive by $0.07(1) to $0.13(1) per share (impact of purchase price amortization estimated at $0.26 per share) 2008's EPS* to be accretive by approximately $0.20 to $0.25 per share Together RIA and Euronet can retire more than $50 million of the acquisition debt per year from free cash flows Euronet Now (1) Subject to closing in 1Q07.

Outline Transaction Overview Who is RIA? Why RIA? Consideration Euronet Now Summary

Summary Most strategically aligned privately held money transfer business Euronet could have combined with This combination gives Euronet immediate scale and significant market share that aligns very nicely with its operations Great management team Exceptional industry momentum with sustainable long-term double-digit growth opportunities Very complementary fit with Euronet operating countries, products, customers and people Strong cash flows Highly accretive in 2008 despite some dilution in 2007

Reg G Disclosure Management believes that Adjusted EBITDA provides useful information to investors because it is an indicator of the strength and performance of our ongoing business operations, including our ability to fund capital expenditures, acquisitions and operations and to incur and service debt. While depreciation and amortization are considered operating costs under generally accepted accounting principles, these expenses primarily represent non-cash current period allocation of costs associated with long-lived assets acquired in prior periods. Similarly, the expense recorded for share-based compensation does not represent a current or future period cash cost. Adjusted EBITDA, defined as operating income excluding the costs of depreciation, amortization and share-based compensation, is a calculation commonly used as a basis for investors, analysts and credit rating agencies to evaluate and compare the periodic and future operating performance and value of companies within the payment processing industry. Additionally, management analyzes historical results adjusted for certain items that are incremental to the baseline of the business. Generally these items include gains or losses associated with the sale of the business assets or operations, market development costs, foreign exchange translations, discontinued operations and other similar items. Management believes the exclusion of these items provides a better basis for evaluating the underlying business unit performance.

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